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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 10, 2000
                                                         ----------------


                                 Cephalon, Inc.
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                 (Exact name of registrant specified in Charter)

            Delaware               0-19119               23-2484489
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         (State or other         (Commission           (IRS Employee
         jurisdiction of         File Number)       Identification No.)
         incorporation)

           145 Brandywine Parkway
               West Chester, PA                                19380
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    (Address of principal executive offices)                  Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: 610-344-0200



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         (Former name and former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On October 10, 2000, Cephalon, Inc., a Delaware corporation ("Cephalon") completed a merger (the "Merger") with Anesta Corp., a Delaware corporation ("Anesta") pursuant to an Agreement and Plan of Merger dated as of July 14, 2000 (the "Merger Agreement").

In connection with the Merger, C Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Cephalon, was merged with and into Anesta, with Anesta remaining as the surviving corporation. Pursuant to the Merger Agreement, each issued and outstanding share of common stock of Anesta was converted into the right to receive 0.4765 of a share of common stock of Cephalon. Anesta stockholders who would otherwise receive fractional shares of Cephalon common stock, instead are entitled to receive a cash payment for their fractional share interests. The Merger is intended to be treated as a "pooling of interests" for accounting purposes.

Anesta develops and commercializes products for the management of cancer pain and other therapeutic applications using its patented oral transmucosal system (OTS(TM)) for drug delivery. As a result of the Merger, Anesta became a privately-held company and wholly-owned subsidiary of Cephalon, and its stock is no longer publicly traded.

Cephalon and Anesta mailed a definitive proxy statement/prospectus (the "Proxy Statement/Prospectus") to Anesta's stockholders on or about September 11, 2000, which sets forth certain information regarding the Merger, Anesta, Cephalon and C Merger Sub, Inc. The Proxy Statement/Prospectus, excluding the audited financial statements and appendices thereto, is filed as Exhibit 20.1, to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Cephalon's Press Release dated October 10, 2000 is filed herewith as Exhibit 99.1 and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      CONSOLIDATED FINANCIAL STATEMENTS OF ANESTA

         The (i) audited Consolidated Statements of Operations and Comprehensive Loss for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, (ii) audited Consolidated Statements of Cash Flows for the fiscal years ended December 31, 1999, December 31, 1998 and December 31, 1997, (iii) audited Consolidated Statement of Changes in Stockholders' Equity of Anesta for the period from January 1, 1997 to December 31, 1999, (iv) audited Consolidated Balance Sheets of Anesta as of December 31, 1999 and as of December 31, 1998 and (v) accompanying Notes to Consolidated Financial Statements of Anesta are filed as Exhibit 20.2 to this Current Report of Form 8-K and are incorporated herein by reference. The (i) unaudited Consolidated Statements of Operations and Comprehensive Loss for the three and six months ended June 30, 2000 and June 30, 1999, (ii) unaudited Consolidated Statements of Cash Flows for the six months ended June 30, 2000 and June 30, 1999, (iii) the unaudited Consolidated Balance Sheets of Anesta as of June 30, 2000 and December 31, 1999 and (iv) accompanying Notes to Consolidated Financial Statements of Anesta are filed as Exhibit 20.3 to this Current Report of Form 8-K and are incorporated herein by reference.

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(b)      PRO FORMA FINANCIAL INFORMATION (UNAUDITED).

         The (i) unaudited Pro Forma Combined Statements of Operations of Cephalon for the years ended December 31, 1999, December 31, 1998 and December 31, 1997 and for the six months ended June 30, 2000 and June 30 1999, (ii) unaudited Pro Forma Combined Balance Sheets of Cephalon as of June 30, 2000 and as of December 31, 1999, and (iii) accompanying Notes to Unaudited Pro Forma Combined Financial Information, are filed as Exhibit 20.4 to this Current Report on Form 8-K and are incorporated herein by reference.

(c)      EXHIBITS

         Exhibit  Description
         -------  -----------

          2.1*    Agreement and Plan of Merger, dated as of July 14, 2000, among
                  Cephalon, Inc., C Merger Sub, Inc. and Anesta Corp.
         20.1*    Proxy Statement Prospectus, excluding the annexes thereto, which was first mailed to Anesta stockholders on or about
                  September 11, 2000.
         20.2*    Anesta's Audited Year End Financial Statements, excerpted from pages 38 through 53 of the Anesta Annual Report on Form 10-K for the year ended December 31, 1999 and filed with the
                  Commission on March 30, 2000.
         20.3*    Anesta's Unaudited Financial Statements for the Six Months
                  Ended June 30, 2000, excepted from pages 2 through 7 of the
                  Anesta Quarterly Report on Form 10-Q for the quarter ended
                  June 30, 2000 and filed with the Commission on August 14,
                  2000.
         20.4*    Pro Forma Financial Statements, excerpted from pages 44
                  through 52 of the Proxy Statement Prospectus, which was first mailed to Anesta stockholders on or about September 11, 2000.
         23.1*    Consent of PricewaterhouseCoopers.
         99.1*    Press Release dated October 10, 2000.

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         * Filed herewith.
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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CEPHALON, INC.



Date: October 18, 2000                By: /s/ Frank Baldino, Jr., Ph.D.
                                         -------------------------------------
                                         Frank Baldino, Jr., Ph.D.
                                         Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


         Exhibit  Description
         -------  -----------

          2.1*    Agreement and Plan of Merger, dated as of July 14, 2000, among
                  Cephalon, Inc., C Merger Sub, Inc. and Anesta Corp.
         20.1*    Proxy Statement Prospectus, excluding the annexes thereto, which was first mailed to Anesta stockholders on or about
                  September 11, 2000.
         20.2*    Anesta's Audited Year End Financial Statements, excerpted from pages 38 through 53 of the Anesta Annual Report on Form 10-K for the year ended December 31, 1999 and filed with the
                  Commission on March 30, 2000.
         20.3*    Anesta's Unaudited Financial Statements for the Six Months
                  Ended June 30, 2000, excepted from pages 2 through 7 of the
                  Anesta Quarterly Report on Form 10-Q for the quarter ended
                  June 30, 2000 and filed with the Commission on August 14,
                  2000.
         20.4*    Pro Forma Financial Statements, excerpted from pages 44
                  through 52 of the Proxy Statement Prospectus, which was first mailed to Anesta stockholders on or about September 11, 2000.
         23.1*    Consent of PricewaterhouseCoopers.
         99.1*    Press Release dated October 10, 2000.

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         * Filed herewith.